                                                                    EXHIBIT 99.1

                    [COMMUNITY SHORES BANK CORPORATION LOGO]

          COMMUNITY SHORES REPORTS THIRD QUARTER NET INCOME OF $170,000


MUSKEGON, Mich., October 19 -- Community Shores Bank Corporation (OTC Bulletin
Board: CSHB), Muskegon's only locally-headquartered independent community banking organization, today reported third quarter 2004 net income of $170,046 compared with $183,071 earned in the third quarter of 2003. Diluted earnings per share were $0.12, compared with $0.13 for the year-ago quarter. Per share results were impacted by a 2.3% increase in average shares outstanding to 1,465,139.

For the first nine months of 2004, net income was $493,411 compared with $831,217 for the prior-year period. Earnings for the 2003 period included a tax benefit of $327,184 taken for the effect of prior losses accumulated during the first seven quarters of Community Shores' operations. Pre-tax income was $749,340, an 11.8% increase over the $670,252 for the first nine months of 2003. Diluted earnings per share were $0.34 compared with $0.59 for the year-ago period. Per share results were affected by the tax benefit and a 4.4% increase in average shares outstanding to 1,465,171.

Jose A. Infante, Chairman, President and CEO, stated, "We are pleased to report solid revenue gains derived from strong loan growth and a well-managed balance sheet. Our local economy continues to improve, although borrowers have remained cautious. We are pleased with our continued success controlling non-interest expense even as we leverage opportunities to grow our business.

Total revenue, consisting of net interest income and non-interest income, was $1.9 million for the third quarter of 2004, an increase of 7.4% over the third quarter of 2003. Net interest income increased 9.4% to $1.6 million, reflecting a 24 basis point increase in the net interest margin to 3.64%, and a 2.4% increase in average earning assets. Mr. Infante continued, "Our shift over the last year to a higher-yielding earning asset mix, coupled with recent increases in the federal funds rate, have had a favorable impact on our margin. Our commercially-driven, asset-sensitive balance sheet positions us for further margin improvement as a more favorable rate environment continues to emerge."

Non-interest income for the 2004 third quarter was $235,393 compared with $246,271 for the year-ago quarter, a decline of 4.6%. The Company experienced strong growth in service charges on deposit accounts, up 11.9%, and other income, up 18.3%, compared with last year's third quarter. However, these improvements were offset by lower mortgage-related fees.

Non-interest expense totaled $1.4 million for the third quarter of 2004, 4.3% higher than the third quarter of 2003. Salaries and employee benefits rose $33,242, or 4.3%, accounting for the largest dollar increase; the increase reflected the addition of three FTE employees. The efficiency ratio for the third quarter of 2004 improved to 76.53% from 78.81% for the year-ago quarter.

At September 30, 2004, assets were $203.4 million compared with $183.2 million twelve months ago, an increase of 11.0%. Loans held for investment grew 12.8% during the past twelve months, or $18.7 million, to $164.9 million. Loan growth was funded by a 19.1%, or $27.1 million, increase in deposits.

Mr. Infante commented, "Asset quality remains strong. Our efforts have been directed toward the clean-up of problem assets, with $204,000 charged off this quarter." Past-due and non-accrual loans now stand at 0.43% of loans at September 30, 2004, down from 0.77% of total loans twelve months ago and from 0.60% of loans for the linked quarter. Annualized net charge-offs for the third quarter of 2004 were $204,000, or 0.50% of average loans, compared with $167,000, or 0.45%, for the year-ago quarter. Year-to-date, however, net charge-offs totaled $279,000, a decline of 32.2% from prior-year nine-month charge-offs of $424,000. The allowance for loan and lease losses was 1.24% of total loans at September 30, 2004.

Shareholders' equity totaled $13.1 million at September 30, 2004, up $719 thousand from twelve months ago. Community Shores remains a "well- capitalized" institution; Tier I capital was 6.99% for the quarter-end compared with 6.71% twelve months ago. Shares outstanding at period-end were 1,430,000.

About the Company

With $203 million in assets, Community Shores Bank Corporation is the only independent community banking organization headquartered in Muskegon. The Company serves businesses and consumers in the western Michigan counties of Muskegon and Ottawa from three branch offices. Community Shores Bank opened for business in January, 1999, and has achieved sixteen consecutive quarters of profitability.

Forward Looking Statement

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by Community Shores with the Securities and Exchange Commission. Community Shores undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Jose A. Infante, Chairman, President and CEO, +1-231-780-1800, or jinfante@communityshores.com, or Tracey Welsh, Senior Vice President and CFO, +1-231-780-1847, or twelsh@communityshores.com, both of Community Shores Bank Corporation;

Media, Linda Margolin of Margolin & Associates, Inc.,
+1-216-765-0953, or Lmm@margolinIR.com/

                          COMMUNITY SHORES CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                             QUARTERLY
                                                  ----------------------------------------------------------------
                                                     2004         2004         2004          2003         2003
(dollars in thousands except per share data)        3RD QTR      2ND QTR      1ST QTR      4TH QTR      3RD QTR
                                                  ------------ ------------ ------------  -----------  -----------
EARNINGS
     Net interest income                                1,646        1,497        1,506        1,473        1,505
     Provision for loan and lease losses                  182          158           57           38           94
     Noninterest income                                   235          272          219          260          246
     Noninterest expense                                1,440        1,372        1,416        1,344        1,380
     Pre tax income                                       259          239          251          351          277
     Net Income                                           170          154          169          233          183
     Basic earnings per share                            0.12         0.11         0.12         0.16         0.13
     Diluted earnings per share                          0.12         0.11         0.12         0.16         0.13
     Average shares outstanding                     1,430,000    1,430,000    1,430,000    1,430,000    1,430,000
     Average diluted shares outstanding             1,465,139    1,467,309    1,462,778    1,435,362    1,431,804

PERFORMANCE RATIOS
     Return on average assets                            0.36%        0.32%        0.35%        0.51%        0.40%
     Return on average common equity                     5.25%        4.75%        5.26%        7.43%        5.91%
     Net interest margin                                 3.64%        3.29%        3.31%        3.38%        3.40%
     Efficiency ratio                                   76.53%       78.02%       81.31%       77.58%       78.81%
     Full-time equivalent employees                        53           51           50           50           50
CAPITAL
     Average equity to average assets                    6.91%        6.79%        6.75%        6.92%        6.71%
     Tier 1 capital ratio to average assets              6.99%        6.78%        6.71%        6.96%        6.71%
     Book value per share                             $  9.18      $  8.93      $  9.02      $  8.84      $  8.68

ASSET QUALITY
     Gross loan charge-offs                               210           13           86           72          178
     Net loan charge-offs                                 204            8           67           42          167
     Net loan charge-offs to avg loans
     (annualized)                                        0.50%        0.02%        0.17%        0.11%        0.45%
     Allowance for loan and lease losses                2,046        2,067        1,917        1,928        1,932
     Allowance for losses to total loans                 1.24%        1.29%        1.22%        1.29%        1.32%
     Past due and nonaccrual loans (90 days)              716          960          739          960        1,126
     Past due and nonaccrual loans to total loans        0.43%        0.60%        0.47%        0.64%        0.77%
     Other real estate and repossessed assets             559          433          429          473          304

END OF PERIOD BALANCES
     Loans                                            164,894      160,774      156,696      149,950      146,169
     Total earning assets                             185,487      177,604      180,916      176,488      173,794
     Total assets                                     203,373      184,437      201,239      184,104      183,185
     Deposits                                         168,907      152,465      169,588      150,167      141,797
     Shareholders' equity                              13,128       12,765       12,902       12,636       12,408

AVERAGE BALANCES
     Loans                                            164,041      159,753      155,275      147,825      149,460
     Total earning assets                             181,099      178,186      181,801      174,172      176,895
     Total assets                                     187,649      190,818      190,552      181,304      184,700
     Deposits                                         151,508      158,991      158,264      142,310      144,512
     Shareholders' equity                              12,959       12,955       12,857       12,540       12,392




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                       COMMUNITY SHORES BANK CORPORATION
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                                THREE MONTHS       THREE MONTHS      NINE MONTHS     NINE MONTHS
                                                                    ENDED             ENDED            ENDED            ENDED
                                                                   09/30/04          09/30/03         09/30/04         09/30/03
                                                               --------------      -------------    ------------     ------------
    INTEREST AND DIVIDEND INCOME
    Loans, including fees                                         $ 2,451,752        $ 2,283,122     $ 7,053,402      $ 6,893,526
    Securities (including FHLB dividends)                             153,639            201,639         453,946          674,942
    Federal funds sold and other interest income                          626                780          25,920           19,706
                                                                  -----------        -----------     -----------      -----------
         Total interest income                                      2,606,017          2,485,541       7,533,268        7,588,174
    INTEREST EXPENSE
    Deposits                                                          784,030            803,792       2,410,341        2,591,671
    Repurchase agreements and federal funds purchased
         and other debt                                                48,617             46,990         102,915          181,092
    Federal Home Loan Bank advances and notes payable                 127,327            129,707         371,168          392,134
                                                                  -----------        -----------     -----------      -----------
         Total interest expense                                       959,974            980,489       2,884,424        3,164,897

    NET INTEREST INCOME                                             1,646,043          1,505,052       4,648,844        4,423,277
    Provision for loan losses                                         182,374             94,347         397,648          456,337
                                                                  -----------        -----------     -----------      -----------

    NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             1,463,669          1,410,705       4,251,196        3,966,940
    Noninterest income
    Service charges on deposit accounts                               160,392            143,334         487,611          418,852
    Mortgage loan referral fees                                        10,977             13,432          46,556           25,818
    Gain on sale of loans                                               7,141             41,410          21,729          158,088
    Gain (loss) on disposition of securities                                0                  0          (6,600)          62,681
    Other                                                              56,883             48,095         176,871          162,864
                                                                  -----------        -----------     -----------      -----------
         Total noninterest income                                     235,393            246,271         726,167          828,303

    Noninterest expense
    Salaries and employee benefits                                    801,130            767,888       2,372,080        2,289,675
    Occupancy                                                          74,931             71,117         229,581          221,570
    Furniture and equipment                                            91,039            111,867         273,489          339,399
    Advertising                                                         5,622             14,768          44,803           55,037
    Data Processing                                                    75,622             74,228         231,770          221,872
    Professional services                                             124,049             79,106         337,179          224,909
    Other                                                             267,496            261,180         739,121          772,529
                                                                  -----------        -----------     -----------      -----------
         Total noninterest expense                                  1,439,889          1,380,154       4,228,023        4,124,991

    INCOME BEFORE INCOME TAXES                                        259,173            276,822         749,340          670,252
    Federal income tax expense (benefit)                               89,127             93,751         255,929         (160,965)
                                                                  -----------        -----------     -----------      -----------
    NET INCOME                                                    $   170,046        $   183,071     $   493,411      $   831,217
                                                                  ===========        ===========     ===========      ===========

    Weighted average shares outstanding                             1,430,000          1,430,000       1,430,000        1,403,626
                                                                  ===========        ===========     ===========      ===========
    Diluted average shares outstanding                              1,465,139          1,431,804       1,465,171        1,403,626
                                                                  ===========        ===========     ===========      ===========
    Basic income per share                                        $      0.12        $      0.13     $      0.35      $      0.59
                                                                  ===========        ===========     ===========      ===========
    Diluted income per share                                      $      0.12        $      0.13     $      0.34      $      0.59
                                                                  ===========        ===========     ===========      ===========

                        COMMUNITY SHORES BANK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

                                                               SEPTEMBER 30,         DECEMBER 31        SEPTEMBER 30,
                                                                   2004                 2003                 2003
                                                                (UNAUDITED)           (AUDITED)          (UNAUDITED)
                                                               -------------        ------------         ------------
ASSETS
Cash and due from financial institutions                       $  14,794,124       $   4,751,416        $   6,255,882
Interest-bearing deposits in other financial institutions            405,286             138,609            1,568,412
Federal funds sold                                                 4,000,000           1,700,000                    0
                                                               -------------       -------------        -------------
     Total cash and cash equivalents                              19,199,410           6,590,025            7,824,294

Securities
   Available for sale                                             15,690,378          24,025,008           25,139,269
   Held to maturity                                                  464,143             249,047              294,297
                                                               -------------       -------------        -------------

     Total securities                                             16,154,521          24,274,055           25,433,566

Loans held for sale                                                   56,800                   -              622,800

Loans                                                            164,894,498         149,950,085          146,168,979
Less: Allowance for loan losses                                    2,045,539           1,927,756            1,931,635
                                                               -------------       -------------        -------------
     Net loans                                                   162,848,959         148,022,329          144,237,344

Federal Home Loan Bank stock                                         425,000             425,000              425,000
Premises and equipment, net                                        2,540,886           2,653,906            2,657,203
Accrued interest receivable                                          649,463             620,138              623,579
Other assets                                                       1,497,735           1,518,689            1,361,512
                                                               -------------       -------------        -------------
     Total assets                                              $ 203,372,774       $ 184,104,142        $ 183,185,298
                                                               =============       =============        =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
     Non interest-bearing                                      $  15,751,213       $  13,122,112        $  13,062,690
     Interest-bearing                                            153,155,782         137,045,341          128,734,704
                                                               -------------       -------------        -------------
          Total deposits                                         168,906,995         150,167,453          141,797,394

Federal funds purchased and repurchase agreements                 11,480,726          11,915,282           17,705,364
Federal Home Loan Bank advances                                    6,000,000           6,000,000            8,000,000
Notes payable                                                      3,200,000           2,550,000            2,550,000
Accrued expenses and other liabilities                               657,480             835,706              724,179
                                                               -------------       -------------        -------------
     Total liabilities                                           190,245,201         171,468,441          170,776,937

Shareholders' Equity
     Preferred Stock, no par value: 1,000,000 shares
       authorized and none issued                                          0                   0                    0
     Common Stock, no par value: 9,000,000 shares authorized,
                 1,430,000 issued                                 12,922,314          12,922,314           12,922,314
     Retained earnings (deficit)                                     189,547            (303,865)            (536,694)
     Accumulated other comprehensive income                           15,712              17,252               22,741
                                                               -------------       -------------        -------------
     Total shareholders' equity                                   13,127,573          12,635,701           12,408,361
                                                               -------------       -------------        -------------
     Total liabilities and shareholders' equity                $ 203,372,774       $ 184,104,142        $ 183,185,298
                                                               =============       =============        =============